June 2, 2025 2025 ASCO ANALYST AND INVESTOR EVENT Our goal is to develop transformative therapies to extend and improve the lives of patients with cancer Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, preclinical and clinical development activities, plans and projected timelines for ziftomenib, KO-2806 and tipifarnib, expectations regarding the relative benefits of our product candidates versus competitive therapies, expectations regarding the therapeutic and commercial potential of our product candidates, and expectations regarding our collaboration with Kyowa Kirin. The words “believe,” “may,” “should,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof) are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or in the reporting of data from such clinical testing, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; we may not be able to obtain additional financing; and our collaboration with Kyowa Kirin may not be successful. Additional risks and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties.  All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This presentation may also contain statistical, preclinical and clinical data obtained from and prepared by third parties. The recipient is cautioned not to give undue weight to such disclosures. Neither the Company nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation.

ACUTE MYELOID LEUKEMIA (AML)

- Approximately 22,010 people are diagnosed with AML each year in the United States[1]
- 5-year survival rate for AML is 33% and as low as 8.6% for patients aged ≥ 65 years[2]
- Significant unmet need remains for AML patients
- Up to 50% of AML patients may benefit from menin inhibitor therapy[2-7]



1. American Cancer Society. Accessed May 25, 2025. https://www.cancer.org/cancer/types/acute-myeloid-leukemia/about/key-statistics.html
2. National Cancer Institute. Accessed May 25, 2025. https://seer.cancer.gov/statfacts/html/amyl.html
3. Issa GC *et al. Leukemia.* 2021;35(9):2482-2495. doi:10.1038/s41375- 021-01309-y
4. Candoni A, Coppola G. Hematol Rep. 2024;16(2):244-254. doi:10.3390/hematolrep16020024
5. Bertrums EJM *et al. Haematologica.* 2023;108(8):2044-2058. doi:10.3324/haematol.2022.281653
6. National Cancer Institute. Accessed October 16, 2024. https://seer.cancer.gov/seertools/hemelymph/51f6cf59e3e27c3994bd547d/
7. National Cancer Institute. Accessed October 16, 2024. https://seer.cancer.gov/seertools/hemelymph/5a7e288d1ef557f9c8636d31/

3

ZIFTOMENIB Targeted investigational menin inhibitor for relapsed/refractory and newly-diagnosed AML New Drug Application (NDA) based on positive results from the Phase 2 KOMET-001 trial NDA granted Priority Review and assigned Prescription Drug User Fee Act (PDUFA) target action date of November 30, 2025 Kyowa Kirin partnership funds expansive AML development program through 1L U.S. commercialization

AGENDA Ziftomenib Global Development Plan Ziftomenib in R/R NPM1-m AML: Phase 1b/2 Clinical Activity and Safety Results from the Pivotal KOMET-001 Study Ziftomenib Market Opportunity in R/R NPM1-m AML

KEY OPINION LEADERS AND INVITED PARTICIPANTS Eunice Wang, M.D. Chief of Leukemia Service, Roswell Park Comprehensive Cancer Center, Buffalo, NY Professor of Oncology in the Department of Medicine at Roswell Park Amer Zeidan, MBBS Chief, Division of Hematologic Malignancies, Director of Hematology Early Therapeutics Research, Yale Cancer Center Professor of Medicine (Hematology), Yale University

2025 ASCO ANNUAL MEETING

#6506

Ziftomenib in Relapsed / Refractory (R/R) *NPM1*-mutant Acute Myeloid Leukemia (AML): Phase 1b/2 Clinical Activity and Safety Results from the Pivotal KOMET-001 Study

Eunice S. Wang[1], Pau Montesinos[2], Ghayas C. Issa[3], James Foran[4], Harry Erba[5], Eduardo Rodríguez-Arbolí[6], Kateryna Fedorov[7], Maël Heiblig[8], Florian Heidel[9], Jessica K. Altman[10], Maria R. Baer[11], Lionel Ades[12], Kristen Pettit[13], Pierre Peterlin[14], Cristina Papayannidis[15], Zijing Zhang[16], Marcie Riches[16], Daniel Corum[16], Mollie Leoni[16], and Amir T. Fathi[17]

[1]Roswell Park Comprehensive Cancer Center, Buffalo, NY, USA; [2]Hospital Universitari i Politècnic La Fe, Valencia, Spain; [3]The University of Texas MD Anderson Cancer Center, Houston, TX, USA; [4]Mayo Clinic Comprehensive Cancer Center, Mayo Clinic, Jacksonville, FL, USA; [5]Duke Cancer Institute, Durham, NC, USA; [6]Hospital Universitario Virgen del Rocio, Instituto de Biomedicina de Sevilla (IBiS/CSIC), University of Seville, Seville, Spain; [7]Vanderbilt-Ingram Cancer Center, Nashville, TN, USA; [8]Centre Hospitalier Lyon Sud, Lyon, France; [9]Hannover Medical School, Hannover, Germany; [10]Robert H. Lurie Comprehensive Cancer Center, Northwestern University, Chicago, IL, USA; [11]University of Maryland Greenebaum Comprehensive Cancer Center, Baltimore, MD, USA; [12]Hôpital Saint-Louis, Paris, France; [13]University of Michigan, Ann Arbor, MI, USA; [14]CHU de Nantes-Hôtel-Dieu, Nantes, France; [15]IRCCS Azienda Ospedaliero-Universitaria di Bologna, Istituto di Ematologia "Seràgnoli", Bologna, Italy; [16]Kura Oncology, Inc., San Diego, CA, USA; [17]Massachusetts General Hospital, Harvard Medical School, Boston, MA, USA

2025 ASCO ANNUAL MEETING #ASCO25 PRESENTED BY: Eunice S. Wang, M.D., *Roswell Park Comprehensive Cancer Center, Buffalo, NY, USA*
Presentation is property of the author and ASCO. Permission required for reuse; contact permissions@asco.org

ASCO AMERICAN SOCIETY OF CLINICAL ONCOLOGY KNOWLEDGE CONQUERS CANCER

KOMET-001: PIVOTAL TRIAL OF ZIFTOMENIB MONOTHERAPY IN R/R *NPM1*-m AML

komet-001
ACUTE LEUKEMIAS
KURA KO-MEN-001

Phase 1a Dose Escalation	Phase 1b Validation Cohorts	Phase 1b Expansion	Phase 2 Registration-Enabling
Completed	*Completed*	*Completed*	*NDA Submitted – Q1 2025*
50 mg QD — 100 mg QD — 1000 mg QD	Cohort 1: 200 mg QD Cohort 2: 600 mg QD	Expansion of 600 mg QD	600 mg QD
NPM1-m, *KMT2A*-r, Other	*NPM1*-m or *KMT2A*-r	*NPM1*-m	*NPM1*-m

OBJECTIVES

Phase 1a Dose Escalation
- Safety and tolerability
- Pharmacokinetics
- Early evidence of antitumor activity

Phase 1b Validation Cohorts
- Safety and tolerability
- Pharmacokinetics
- Clinical activity

Phase 1b Expansion

Continue enrollment of Phase 1b validation cohort(s) consistent with FDA's Project Optimus

- Safety and tolerability
- Pharmacokinetics
- Clinical activity

Phase 2 Registration-Enabling
- **Primary endpoint:**
  - CR/CRh
- **Key secondary endpoints:**
  - Duration of CR/CRh
  - CR/CRh MRD negativity
  - Transfusion independence
  - Adverse events

CR/CRh, complete remission with full or partial hematologic recovery; *KMT2A*-r, *KMT2A*-rearranged; MRD, measurable residual disease; *NPM1*-m, *NPM1*-mutated; QD, once daily.

8

BASELINE CHARACTERISTICS: R/R *NPM1*-m AML

komet-001 ACUTE LEUKEMIAS KURA KO-MEN-001

n (%)	Ziftomenib RP2D 600 mg QD Phase 2 (N=92)	Ziftomenib RP2D 600 mg QD Pooled Phase 1b/2 (N=112)
Median age, yrs (range)	**69 (33–84)**	**69 (22–86)**
18–64 yrs	33 (36)	42 (38)
≥65 yrs	59 (64)	70 (63)
Female	49 (53)	63 (56)
Race		
White	75 (82)	88 (79)
Non-White	17 (18)	24 (21)
Region		
United States/Canada	45 (49)	57 (51)
Europe	47 (51)	55 (49)
ECOG PS		
0	27 (29)	30 (27)
1	49 (53)	63 (56)
2	16 (17)	19 (17)
Bone marrow aspirate blasts %, median (range)	39.5 (0.5–98)	44.0 (0.5–98)

n (%)	Ziftomenib RP2D 600 mg QD Phase 2 (N=92)	Ziftomenib RP2D 600 mg QD Pooled Phase 1b/2 (N=112)
Co-mutations, n/N[a]		
***FLT3*-ITD**	**38/84 (45)**	**43/102 (42)**
***FLT3*-TKD**	**9/84 (11)**	**11/102 (11)**
IDH1-m	10/80 (13)	13/97 (13)
IDH2-m	16/18 (20)	22/96 (23)
Median prior therapies (range)	**2 (1–7)**	**2 (1–7)**
1	32 (35)	37 (33)
2	30 (33)	37 (33)
≥3	30 (33)	38 (34)
Prior HSCT	22 (24)	26 (23)
Prior venetoclax	**54 (59)**	**67 (60)**
Prior menin inhibitor	1 (1)	1 (1)

[a]Among patients with available co-mutation data at baseline.

- **Baseline characteristics were similar between the phase 2 and pooled phase 1b/2 populations**

Data cutoff: Dec 20, 2024.

ECOG PS, Eastern Cooperative Oncology Group performance status; HSCT, hematopoietic stem cell transplantation; ITD, internal tandem duplication; QD, once daily; RP2D, recommended phase 2 dose; TKD, tyrosine kinase domain.

9

RESPONSE & DURATION OF RESPONSE: R/R *NPM1*-m AML

komet-001
ACUTE LEUKEMIAS
KURA KO-MEN-001

n (%)	Ziftomenib RP2D 600 mg QD Phase 2 (N=92)	Pooled Phase 1b/2 (N=112)
CR/CRh	**21 (23)**	**28 (25)**
Overall Response	**30 (33)**	**39 (35)**
CR	13 (14)	20 (18)
CRh	8 (9)	8 (7)
CRi/CRp	3 (3)	4 (4)
MLFS	5 (5)	6 (5)
PR	1 (1)	1 (1)
Other[a]	62 (67)	73 (65)
Median Duration of Response, months (95% CI)		
CR/CRh	3.7 (1.9–NE)	3.7 (1.9–7.7)
CRc	4.6 (2.8–11.4)	5.1 (2.8–8.1)
ORR	4.6 (2.8–11.4)	4.6 (3.6–7.7)
Restricted Mean Duration of Response[b], months (95% CI)		
CR/CRh	4.3 (3.1–5.6)	5.2 (3.6–6.7)
CRc	5.9 (4.0–7.7)	6.4 (4.6–8.1)
ORR	5.9 (4.4–7.5)	6.5 (4.9–8.1)
MRD negativity, n/N[c] (%)	**12/19 (63)**	**17/26 (65)**

Primary Phase 2 endpoint met (*P*-value=0.0058)* vs. 12% historical control rate[1]

For Phase 2 patients, after a median follow-up of 4.1 months (range, 0.1–19.7):

- Median time to CR/CRh: **2.8 months** (range, 1.0 – 15.0)
- Median time to ORR: **1.9 months** (range, 0.8 – 3.7)

*Based on primary analysis data cut (Oct 28, 2024).
[a]Stable disease/no response/clinical benefit/progressive disease/not evaluable.
[b]Defined as the expected duration of response (area under the Kaplan-Meier curve, up to the time point when ≥10% of patients remain at risk).
[c]Among CR/CRh responders evaluated for MRD (centrally tested).

Data cutoff: Dec 20, 2024.

1. Smith CC *et al. Blood Adv.* 2022;6(7):2144-55. CR, complete remission; CRc, composite complete remission; CRh, complete remission with partial hematologic recovery; CRi, CR with incomplete hematologic recovery; CRp, CR with incomplete platelet recovery; MLFS, morphologic leukemia free state; MRD, measurable residual disease; ORR, overall response rate; PR, partial response; QD, once daily; RP2D, recommended phase 2 dose.

10

COMPARABLE CR/CRh ACROSS PRE-SPECIFIED SUBGROUPS: R/R NPM1-m AML Data cutoff: Dec 20, 2024. CR, complete response; CRh, complete response with partial hematologic recovery; ECOG PS, Eastern Cooperative Oncology Group performance status; HSCT, hematopoietic stem cell transplant; ITD, internal tandem duplication; TKD, tyrosine kinase domain. Comparable CR/CRh rates across pre-specified subgroups, regardless of prior HSCT, venetoclax, or FLT3/IDH co-mutations

TRANSFUSION INDEPENDENCE: R/R *NPM1*-m AML

Additional benefit beyond CR/CRh

	Ziftomenib RP2D 600 mg QD Phase 2 (N=92)
Total post-baseline transfusion independence	
Transfusion conversion (TD to TI) rate[a], n/N (%)	17/82 (21)
95% CI[b]	13–31
Maintenance of transfusion independence (TI to TI) rate[c], n/N (%)	2/10 (20)
95% CI[b]	3–56
Post-baseline transfusion of red blood cells	
Transfusion conversion (TD to TI) rate[a], n/N (%)	18/75 (24)
95% CI[b]	15–35
Maintenance of transfusion independence (TI to TI) rate[c], n/N (%)	2/17 (12)
95% CI[b]	2–36
Post-baseline transfusion of platelets	
Transfusion conversion (TD to TI) rate[a], n/N (%)	12/71 (17)
95% CI[b]	9–28
Maintenance of transfusion independence (TI to TI) rate[c], n/N (%)	8/21 (38)
95% CI[b]	18–62

[a]Transfusion conversion rate was defined as the number of patients who were TD at baseline but became TI post-baseline (ie, n) divided by the total number of patients who were TD at baseline.

[b]CI was calculated using the exact method based on binomial distribution.

[c]Transfusion maintenance rate was defined as the number of patients who were TI at baseline and remained TI post-baseline (ie, n) divided by the total number of patients who were TI at baseline.

Post-baseline transfusion period was defined as the 29 days post-first dose of ziftomenib until last dose prior to any new anti-cancer treatment (HSCT).



TI Conversion
TI Maintenance
Transfusion rate (%)
40
35
30
25
20
15
10
5
0
21
20
24
12
17
38
Total
Red Blood Cells
Platelets

Data cutoff: Dec 20, 2024.
HSCT, hematopoietic stem cell transplantation; QD, once daily; RP2D, recommended phase 2 dose; TD, transfusion dependent; TI, transfusion independent.

12

OVERALL SURVIVAL: R/R NPM1-m AML All Patients (Pooled Phase 1b/2) Responders* vs. Non-Responders *Responders included CRc, MLFS, and PR. Data cutoff: Dec 20, 2024. CRc, composite complete remission; MLFS, morphologic leukemia free state; OS, overall survival; PR, partial response. Median OS: 6.1 months (95% CI, 3.8–8.4) Note: 24 patients remain alive on-study, with 9 patients on-treatment

SAFETY & TOLERABILITY OF ZIFTOMENIB IN R/R *NPM1*-m AML (SAFETY POPULATION)

komet-001
ACUTE LEUKEMIAS
KURA KO-MEN-001

Treatment-Emergent AEs in ≥20% of All Patients

	Ziftomenib RP2D 600 mg QD			
	Phase 2 (N=92)		Pooled Phase 1b/2 (N=112)	
Event, n (%)	Any Grade	Grade ≥3	Any Grade	Grade ≥3
Any AE	92 (100)	86 (93)	112 (100)	105 (94)
Hematologic AEs				
Anemia	20 (22)	18 (20)	25 (22)	23 (21)
Febrile neutropenia	24 (26)	24 (26)	25 (22)	25 (22)
Thrombocytopenia	18 (20)	18 (20)	22 (20)	22 (20)
Nonhematologic AEs				
Diarrhea	27 (29)	1 (1)	36 (32)	5 (4)
Nausea	23 (25)	1 (1)	31 (28)	1 (1)
Hypokalemia	22 (24)	12 (13)	29 (26)	13 (12)
Differentiation syndrome	**23 (25)**	**14 (15)[a]**	**27 (24)**	**15 (13)[a]**
Pruritus	21 (23)	0	26 (23)	0
Peripheral edema	23 (25)	0	25 (22)	0
Pneumonia	19 (21)	13 (14)	24 (21)	17 (15)

[a]No patients had Grade 4–5 differentiation syndrome.

*All 3 patients were on additional medications associated with QTc prolongation: 2 patients had electrolyte abnormalities and 1 patient had prior diagnosis of atrial fibrillation.

Ziftomenib was well tolerated, with a safety profile consistent with previous studies,[1,2] including:

- Low rates of ziftomenib-related myelosuppression
- No clinically significant QTc prolongation:
  - 3 (3%)* patients: 1 Gr2, 2 Gr3 (all investigator-assessed)
- Differentiation syndrome: 15 (13%) Gr3; no Gr4–5 events

Data cutoff: Dec 20, 2024.

1. Wang ES *et al. Lancet Oncol* 2024; 25(10):1310-24. 2. Fathi AT et al. *Blood*. 2024;144(Suppl_1):2880.

AE, adverse event; QD, once daily; QTc, corrected QT interval; RP2D, recommended phase 2 dose.

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SAFETY & TOLERABILITY OF ZIFTOMENIB IN R/R *NPM1*-m AML (SAFETY POPULATION)

komet-001
ACUTE LEUKEMIAS
KURA KO-MEN-001

Ziftomenib-related AEs in ≥5% of All Patients

	Ziftomenib RP2D 600 mg QD			
	Phase 2 (N=92)		Pooled Phase 1b/2 (N=112)	
Event, n (%)	Any Grade	Grade ≥3	Any Grade	Grade ≥3
Any ziftomenib-related AE	64 (70)	37 (40)	77 (69)	45 (40)
Hematologic AEs				
Anemia	5 (5)	5 (5)	6 (5)	6 (5)
Neutropenia	6 (7)	6 (7)	6 (5)	6 (5)
Nonhematologic AEs				
Differentiation syndrome	**22 (24)**	**14 (15)[a]**	**26 (23)**	**15 (13)[a]**
Pruritus	15 (16)	0	16 (14)	0
Nausea	8 (9)	0	13 (12)	0
Diarrhea	8 (9)	0	10 (9)	2 (2)
Alanine aminotransferase increased	6 (7)	2 (2)	7 (6)	2 (2)
Decreased appetite	5 (5)	0	6 (5)	0

[a]No patients had Grade 4–5 differentiation syndrome.

*All 3 patients were on additional medications associated with QTc prolongation: 2 patients had electrolyte abnormalities and 1 patient had prior diagnosis of atrial fibrillation.

Ziftomenib was well tolerated, with a safety profile consistent with previous studies,[1,2] including:

- Low rates of ziftomenib-related myelosuppression
- No clinically significant QTc prolongation:
  - 3 (3%)* patients: 1 Gr2, 2 Gr3 (all investigator-assessed)
- Differentiation syndrome: 15 (13%) Gr3; no Gr4–5 events
- 3% discontinuations due ziftomenib-related AEs

Data cutoff: Dec 20, 2024.

1. Wang ES et al. *Lancet Oncol.* 2024; 25(10):1310-24. 2. Fathi AT et al. *Blood.* 2024;144(Suppl_1):2880.

AE, adverse event; QD, once daily; QTc, corrected QT interval; RP2D, recommended phase 2 dose.

15

CONCLUSIONS In the pivotal KOMET-001 phase 2 study, the primary endpoint was met Ziftomenib achieved clinically meaningful, MRD-negative responses in this heavily pretreated R/R NPM1-m AML population Similar response rates were seen, regardless of prior therapies, including HSCT and venetoclax Ziftomenib monotherapy was well tolerated with a safety profile consistent with previous studies Low rates of ziftomenib-related myelosuppression 3% ziftomenib-related discontinuations No clinically significant QTc prolongation Differentiation syndrome was managed with protocol-specified mitigation strategies; no Grade 4–5 DS events NDA submitted for ziftomenib monotherapy as a new potential treatment option for adult patients with R/R NPM1-m AML Ziftomenib combination studies are currently ongoing in both newly diagnosed and R/R AML (KOMET-007, KOMET-008)

ZIFTOMENIB GLOBAL DEVELOPMENT PLAN Mollie Leoni, M.D. – Chief Medical Officer, Kura Oncology

KURA AND KYOWA KIRIN ARE INVESTIGATING ZIFTOMENIB ACROSS THE AML CONTINUUM IN UP TO 50% OF PATIENTS

for Whom Menin-*KMT2A* Pathway is a Disease Driver

FRONTLINE

- Intensive (IC) or Non-Intensive (NIC) Tx
- Transplant/ No Transplant
- Post-Transplant Maintenance

komet ACUTE LEUKEMIAS

KOMET-007
1L Zifto + Ven/Aza
1L Zifto + 7+3

KOMET-017-IC
1L Zifto + 7+3
1L Placebo + 7+3

KOMET-017-NIC
1L Zifto + Ven/Aza
1L Placebo + Ven/Aza

RELAPSED / REFRACTORY

- IC or NIC Tx or tolerable therapy
- Transplant/ No Transplant
- Targeted Tx if *FLT3*m and/or *NPM1*m
- Non-Intensive therapy/ Palliative Care

komet ACUTE LEUKEMIAS

KOMET-001
R/R *NPM1*-m AML

KOMET-007
R/R Zifto + Ven/Aza
R/R Zifto + Ven

KOMET-008
R/R Zifto + FLAG-IDA
R/R Zifto + LDAC
R/R Zifto + gilteritinib

Investigator-/Company-Sponsored Studies
Combinations, Pediatric studies and Post-HSCT Maintenance

*FIT IC = patients eligible for induction chemotherapy; UNFIT NIC = patients eligible for non-intensive chemotherapy

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Ziftomenib combined with intensive induction chemotherapy (7+3) in newly diagnosed NPM1-m or KMT2A-r acute myeloid leukemia: Updated phase 1a/b results from KOMET-007 Harry Erba1, Eunice S. Wang2, Amir Fathi3, Gail J. Roboz4, Yazan F. Madanat5, Stephen A. Strickland6, Suresh Balasubramanian7, James K. Mangan8, Keith Pratz9, Anjali Advani10, Ivana Gojo11, Jessica K. Altman12, Marcello Rotta13, Kiran Naqvi14, Jorge Cortes15, Mark Juckett16, Leonard C. Alsfeld17, James S. Blachly18, Marina Kremyanskaya19, Neil Palmisiano20, Kalyan Nadminiti21, Gary Schiller22, Tara L. Lin23, Mohamad Khawandanah24, Michael W. Schuster25, Talha Badar26, Julie Mackey Ahsan27, Tianle Chen27, Marcie Riches27, Daniel Corum27, Mollie Leoni27, and Amer M. Zeidan28 EHA2025 Congress June 12–15 | Milan, Italy 1Duke Cancer Institute, Durham, NC, USA; 2Roswell Park Comprehensive Cancer Center, Buffalo, NY, USA; 3Massachusetts General Hospital, Harvard Medical School, Boston, MA, USA; 4Weill Cornell Medicine and The New York Presbyterian Hospital, New York, NY, USA; 5University of Texas Southwestern Medical Center, Dallas, TX, USA; 6SCRI at TriStar Centennial, Nashville, TN, USA; 7Karmanos Cancer Institute, Wayne State University, Detroit, MI, USA; 8Moores Cancer Center, University of California, San Diego, La Jolla, CA, USA; 9Abramson Cancer Center, University of Pennsylvania, Philadelphia, PA, USA; 10Cleveland Clinic, Cleveland, OH, USA; 11Sidney Kimmel Comprehensive Cancer Center, Johns Hopkins University School of Medicine, Baltimore, MD, USA; 12Robert H. Lurie Comprehensive Cancer Center, Northwestern University, Chicago, IL, USA; 13Colorado Blood Cancer Institute, Denver, CO, USA; 14Chao Family Comprehensive Cancer Center, University of California Irvine Health, Orange, CA, USA; 15Georgia Cancer Center, Augusta, GA, USA; 16Department of Hematology, University of Minnesota, Minneapolis, MN, USA; 17Ochsner MD Anderson Cancer Center, New Orleans, LA, USA; 18The Ohio State University Comprehensive Cancer Center, Columbus, OH, USA; 19Tisch Cancer Institute, Icahn School of Medicine at Mount Sinai, New York, NY, USA; 20Rutgers Cancer Institute of New Jersey, New Brunswick, NJ, USA; 21Carbone Cancer Center, University of Wisconsin-Madison, Madison, WI, USA; 22David Geffen School of Medicine at UCLA, Los Angeles, CA, USA; 23The University of Kansas Cancer Center, Kansas City, KS, USA; 24University of Oklahoma Health Sciences Center, Stephenson Cancer Center, Oklahoma, OK, USA; 25Stony Brook University Hospital Cancer Center, Stony Brook, NY, USA; 26Mayo Clinic, Jacksonville, FL, USA; 27Kura Oncology, Inc., San Diego, CA, USA; 28Yale University and Yale Cancer Center, New Haven, CT, USA   S136

KOMET-017: PHASE 3 ZIFTOMENIB PIVOTAL 1L COMBINATION STUDIES

Provides Potential Treatment Options to the Broadest Frontline AML Patient Pool

Expected to start in 2H 2025 (see EHA 2025 Trial-in-Progress abstract)

KOMET-017-NIC: Non-intensive therapy – Ziftomenib + ven/aza chemotherapy

Patients

- *NPM1*-m AML
- Age ≥75 yrs, or 18 to <75 yrs with comorbidities

R 1:1

Arm A: Ziftomenib; Venetoclax + Azacitidine

Arm B: Placebo; Venetoclax + Azacitidine

Primary endpoints

- CR
- OS

KOMET-017-IC: Intensive therapy – Ziftomenib and 7+3 chemotherapy

Patients

- *NPM1*-m or *KMT2A*-r AML[a]
- *FLT3* wildtype or ITD ratio of <0.05[b]
- Age ≥18 yrs
- ECOG PS 0–2

R 1:1:1

Arm A: Ziftomenib; 7+3 Induction(s), Consolidation

Arm B: Ziftomenib, Placebo; 7+3 Induction(s), Consolidation

Arm C: Placebo; 7+3 Induction(s), Consolidation

Primary endpoints

- CR MRD-negativity (*NPM1*-m only)
- EFS

[a]Excluding partial tandem duplication. [b]Unless ineligible for *FLT3*-targeted therapy.

CR, complete remission; ECOG PS, Eastern Cooperative Oncology Group performance status; EFS, event-free survival; MRD, measurable residual disease; OS, overall survival

20

ZIFTOMENIB MARKET OPPORTUNITY IN R/R NPM1-m AML Brian Powl – Chief Commercial Officer, Kura Oncology

HEMATOLOGIST / ONCOLOGISTS ACKNOWLEDGE POTENTIAL ADVANTAGES OF ZIFTOMENIB “You don’t have to think about dose based on being on an azole. You can take it once a day instead of twice a day, and you don’t have to come for weekly EKGs. That ends up being quite a bit more convenient”   “the [lack of] myelosuppression is definitely a high advantage” ”[S]o the minute that this drug hits the market, everyone’s going to want to know about using it in triplet” “The thing that makes me excited about it is that of those responders, the majority are MRD-negative . . . ” “once a day, safer, you don’t have to worry about QT prolongation” Ziftomenib is differentiated on safety and tolerability, efficacy in ven exposed, combinability, and convenience Kura Oncology Ziftomenib Advisory Board – May 9, 2025; data on file “a 16.4-month median survival for the people [in the R/R setting] who respond, that is actually really good and longer than I would have expected…”

KOMET-001 CLINICAL DATA HIGHLIGHT KEY DIFFERENCES FAVORING ZIFTOMENIB Low myelosuppressive effect Does not have a clinically significant effect on QTc prolongation; does not require frequent monitoring for QTc prolongation SAFETY CONVENIENCE Patient-friendly, once-daily dosing Does not require dose modifications when combined with CYP3A4i EFFICACY 23% CR/CRh rate in salvage patients with / without prior ven Median OS of 16.4 months among responders in the R/R NPM1-m setting Achievement of transfusion independence Kura Oncology Ziftomenib Advisory Board – May 9, 2025; data on file Ziftomenib is differentiated on safety and tolerability, efficacy in ven exposed, combinability, and convenience

ZIFTOMENIB MARKET POTENTIAL IN R/R AML

High Unmet Need in R/R *NPM1*-m AML

20% / **~50%**

20% are primary refractory; ~50% will relapse who achieved an initial CR[1-5]

<10%

Fewer than 10% of all patients with R/R AML are alive at 5 years[6]

Potential for Sustained Treatment

~6 mo Duration of Treatment

Potential for safe and well-tolerated targeted Tx to support sustained treatment

$36-40k /month

Analog pricing, including for recently approved product

Attractive Total U.S. Market Opportunity

$350-400M/yr

U.S. market opportunity in R/R *NPM1*-m AML

Combination of encouraging clinical activity and safety in a once-daily oral medication supports an attractive R/R opportunity

AML, acute myeloid leukemia; CR, complete response.

1. Issa GC, et al. Blood Cancer J. 2021;11(9):162. 2. Bertoli S, et al. Blood. 2018;132(suppl 1):2802. 3. Hubmann M, et al. Haematologica. 2014;99(8):1317-1325. 4. SEER Cancer Stat Facts: Acute Myeloid Leukemia. National Cancer Institute. Bethesda, MD. Accessed March 14, 2023. https://seer.cancer.gov/statfacts/html/amyl.html. 5 Issa G, et al. Blood Adv. 2023;7(6):933-942. 6. DeWolf et. al, Blood 2020; 136 (9) 1023-1032.

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CORPORATE OVERVIEW Troy Wilson, Ph.D., J.D. – Chief Executive Officer, Kura Oncology

KURA IS ADVANCING A ROBUST PIPELINE OF THERAPEUTIC PRODUCT CANDIDATES

Ziftomenib: Potentially Best-in-Class Menin Inhibitor for AML

Relapsed/refractory (R/R) and frontline acute myeloid leukemia (AML) market opportunity could exceed $7B per year in the U.S.

Positive topline results from KOMET-001 study in R/R *NPM1*-m AML; Priority review and PDUFA action date November 30, 2025

Kyowa Kirin collaboration funds expansive AML development program through 1L U.S. commercialization

Additional Therapeutic Opportunities for Menin Inhibitors

Phase 1 study of ziftomenib + imatinib in gastrointestinal stromal tumors (GIST) underway; additional potential $1B opportunity

Encouraging preclinical data for menin inhibitors in type 2 diabetes; development candidate nomination anticipated mid-2025

Farnesyl Transferase Inhibitors (FTIs) in Large Solid Tumor Indications

FTIs may overcome innate and adaptive resistance to PI3Kα inhibitors, KRAS inhibitors and tyrosine kinase inhibitors (TKIs) in certain indications

Target indications include HNSCC, lung, colorectal, pancreatic and renal cell carcinomas

Clinical data for KO-2806 and tipifarnib in combination expected in 2H 2025

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ANTICIPATED UPCOMING MILESTONES: ADDITIONAL 2025 DATA READ-OUTS ACROSS MULTIPLE PROGRAMS

Ziftomenib	Report topline results from KOMET-001 Phase 2 registration-directed trial in R/R *NPM1*-m AML	✓
	FDA feedback on KOMET-017 registration-enabling protocol in 1L *NPM1*-m and *KMT2A*-r intensive and non-intensive AML	✓
	NDA submission for ziftomenib in R/R *NPM1*-m AML	✓
	Present topline data from KOMET-001 Phase 2 registration-directed trial in R/R *NPM1*-m AML	✓
	Initiate KOMET-015 Phase 1 trial of ziftomenib in combination with imatinib in patients with advanced GIST	✓
	Present preliminary clinical data from KOMET-007 Phase 1b trial in 1L intensive AML	2Q 2025
	Initiate KOMET-017 Phase 3 registration-enabling trials in 1L *NPM1*-m and *KMT2A*-r intensive and non-intensive AML	2H 2025
	Present preliminary clinical data from Phase 1b expansion of KOMET-007 in 1L non-intensive AML	2H 2025
KO-2806 / tipifarnib	Initiate one or more expansion cohorts in combination with cabozantinib in RCC	2H 2025
	Present preliminary clinical data from FIT-001 trial for KO-2806 as monotherapy and combo with cabozantinib in RCC	2H 2025
	Present clinical data from the KURRENT-HN trial of tipifarnib in combo with alpelisib in *PIK3CA*-dependent HNSCC	2H 2025
Next-gen Menin	Nominate a development candidate for next-generation menin inhibitor program for diabetes	Mid-2025

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FINANCIAL HIGHLIGHTS (NASDAQ: KURA) Cash, Cash Equivalents and Marketable Securities Anticipated Significant Near-Term Milestones in pro forma cash, cash equivalents and short-term investments as of March 31, 2025* Kura anticipates collaboration plus cash balance as of March 31, 2025 to fund ziftomenib AML program to potential commercialization in frontline combinations in potential near-term milestones, including launch of ziftomenib in the monotherapy R/R setting $703.2M $375M

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